Exhibit 99.1

Rally Software Announces Third Quarter Fiscal 2014 Financial Results

•                  Subscription and support revenue increased 30%

•                  Total revenue increased 28% to $18.9 million

•                  GAAP EPS loss was $(0.24) per share; Non-GAAP EPS loss was $(0.17) per share

•                  Total paid seat count increased to nearly 198,000, representing a 28% increase over Q3 last year

BOULDER, Colo., Dec. 5, 2013 /PRNewswire/ — Rally (NYSE: RALY), a leading global provider of cloud-based solutions for managing Agile software development, today announced financial results for its third quarter of fiscal 2014 ended October 31, 2013.

Rally reported third quarter subscription and support revenue of $14.9 million, an increase of 30% over the same period one year ago. Total revenue increased 28% over the same period one year ago to $18.9 million.

GAAP gross margin for the quarter was 76% as compared to 78% from the same period one year ago. Excluding stock-based compensation and amortization of acquired intangible assets, non-GAAP gross margin for the quarter was 77% as compared to 78% from the same period one year ago.

The company increased total paid seats by 5,700 in the quarter, bringing total paid seat count to nearly 198,000.

Cash flow used in operations was $8.7 million, which includes $4.2 million in restricted cash which was pledged as a security deposit for the Company’s new corporate headquarters. Cash and cash equivalents at October 31, 2013, excluding restricted cash, were $94.8 million. Deferred revenue increased 13% from $29.9 million in the same period one year ago to $33.7 million.

“This quarter, the trend of large, enterprise customers going bigger and faster with Agile and Rally across the business has continued. Today’s business marketplace is fiercely competitive.  Business leaders realize they must become more Agile now to align people throughout their organizations to respond to change and gain competitive advantage,” said Rally’s Chairman and CEO, Tim Miller. “For example, Rally experienced the largest initial order in the history of our business when an American multinational financial services corporation, which accounts for approximately 24% of the total dollar volume of credit card transactions in the U.S., purchased 1,500 seats in the third quarter, citing Rally’s ability to align business strategy and development as a key factor in choosing Rally’s Agile ALM platform.”

Other key customer wins this quarter include renewals, add-ons to existing subscriptions and new customers in industries ranging from media and entertainment to travel and healthcare, including: TUI Travel, Otter Products, Philadelphia Insurance Companies, Infoglobo, McKesson

Automation, National Instruments, Dex Media, Heartland Payment Systems TX, Radian Group Inc., Autodesk — Enterprise Information, TomTom International, Leica Geosystems, Truven Health Analytics, and British Airways.

GAAP net loss for the third quarter of fiscal 2014 was $(5.8) million, or $(0.24) per basic and diluted share, based on 24.4 million weighted average shares of common stock outstanding. This compares to a net loss of $(2.8) million, or $(0.52) per basic and diluted share, based on 5.3 million weighted average shares of common stock outstanding in the same period one year ago. The GAAP net loss increased as the increase in operating expenses related to the company’s continued investment to drive future growth of the business was only partially offset by the increase in revenue.

The company reported a non-GAAP net loss of $(4.2) million, or $(0.17) per basic and diluted share, as compared to a non-GAAP net loss of $(2.4) million, or $(0.46) per basic and diluted share, in the prior year’s third quarter, excluding $1.5 million in stock-based compensation and amortization of acquired intangible assets in the third quarter of fiscal 2014, and $0.3 million in stock-based compensation and amortization of acquired intangible assets in the third quarter of fiscal 2013. A reconciliation of GAAP to non-GAAP financial measures can be found in the accompanying financial statements included with this press release.

Business Outlook

As of December 5, 2013, management is providing its financial outlook as follows:

Fourth Quarter of Fiscal 2014

•                        Total revenue in the range of $19.2 to $19.4 million, or 24% to 25% growth over the prior year’s fourth quarter.

•                        GAAP net loss per basic and diluted share of approximately $(0.32) to $(0.30), based on 24.5 million weighted average shares of common stock outstanding.

•                        Non-GAAP net loss per basic and diluted share of approximately $(0.26) to $(0.24), based on 24.5 million weighted average shares of common stock outstanding, and excludes $1.5 million in stock-based compensation and amortization of acquired intangible assets.

Fiscal Year 2014

•                        Total revenue in the range of $73.0 to $74.0 million, or 29% to 30% growth over the prior year.

•                        GAAP net loss per basic and diluted share of approximately $(1.14) to $(1.10), based on 19.8 million weighted average shares of common stock outstanding.

•                        Non-GAAP net loss per basic and diluted share of approximately $(0.89) to $(0.85), based on 19.8 million weighted average shares of common stock outstanding, and excludes $4.9 million in stock-based compensation and amortization of acquired intangible assets.

Conference Call Today December 5, 2013

Rally will host a conference call and live webcast to discuss the financial results at 3:00 p.m. Mountain Time, 5:00 p.m. Eastern Time, today, Thursday, December 5, 2013. The conference call can be accessed by dialing 1-877-941-2068, or 1-480-629-9712 (outside the U.S. and Canada). A live webcast will be available on the Investor Relations page of the Rally corporate website at www.rallydev.com and beginning approximately two hours after the completion of the call is available for replay until the company’s conference call to discuss its financial results for its fourth quarter of fiscal 2014. An audio replay of the call will also be available to all interested parties beginning at approximately 6:00 p.m. Mountain Time, 8:00 p.m. Eastern Time, on Thursday, December 5, 2013 until 12:59 a.m. Mountain Time, 2:59 a.m. Eastern Time, on Thursday, December 12, 2013, by dialing 1-800-406-7325 or 1-303-590-3030 (outside the U.S. and Canada) and entering pass code 4650719#.

About Rally

Rally Software is a leading global provider of cloud-based solutions for managing Agile software development. The Rally® Agile application lifecycle management (ALM) platform transforms the way organizations manage the software development lifecycle by closely aligning software development and strategic business objectives, facilitating collaboration, increasing transparency and automating manual processes. Companies use Rally to accelerate the pace of innovation, improve productivity and more effectively adapt to rapidly changing customer needs and competitive dynamics.

Rally and the Rally logo are the property of Rally. Trade names, trademarks and service marks of other companies are the property of their respective holders.

Non-GAAP Financial Measures

To supplement Rally’s condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the company has provided certain measures that have not been prepared in accordance with GAAP. These non-GAAP financial measures include non-GAAP results for gross profit and gross margin, net loss and basic and diluted net loss per share, which are in addition to, and, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Rally’s non-GAAP financial measures exclude stock-based compensation expense and amortization of acquired intangible assets. Management believes the presentation of operating results excluding stock-based compensation expense and the amortization of acquired intangible assets provides useful supplemental information to investors and facilitates the analysis of Rally’s core operating results and comparison of operating results across reporting periods and is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found in the accompanying financial statements included with this press release.

Forward-looking Statements

This press release contains forward-looking statements, including statements regarding Rally’s future financial performance, market growth, the demand for Rally’s solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Rally’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Rally’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Rally disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from Rally’s current expectations. Important factors that could cause actual results to differ materially from those anticipated in such forward-looking statements include, but are not limited to, the growth of demand for Agile software development, Rally’s ability to expand its relationships with existing customers, Rally’s ability to attract and retain customers, the mix of perpetual license and subscription revenue, competitive factors, including but not limited to pricing pressures, industry consolidation, and entry of new competitors and new products, Rally’s ability to manage growth effectively, Rally’s ability to maintain, protect and enhance its brand and intellectual property, general economic and financial conditions, and other risks and uncertainties. Further information on risk factors that could cause actual results to differ materially from forecasted results is included in Rally’s reports filed with the SEC, including its prospectus dated July 24, 2013 and filed with the SEC on July 25, 2013 and our Form 10-Q that will be filed for the third quarter ended October 31, 2013.

Investor Relations contact:
The Blueshirt Group
Erica Abrams
415-217-5864

Erica@blueshirtgroup.com

Rally Software Development Corp.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	October 31,	January 31,
	2013	2013
ASSETS

Current assets:
Cash and cash equivalents	$94,835	$17,609
Accounts receivable, net	11,721	16,318
Other receivables	169	288
Prepaid expenses and other current assets	2,686	1,912
Total current assets	109,411	36,127

Property and equipment, net	7,453	4,156
Goodwill	2,282	—
Restricted cash	4,200	—
Other assets	593	1,572

Total assets	$123,939	$41,855

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$2,825	$1,945
Accrued liabilities	3,502	3,062
Deferred revenue	30,221	32,984
Other current liabilities	2,415	727
Total current liabilities	38,963	38,718

Deferred revenue, net of current portion	3,467	5,206
Deferred rent expense, net of current portion	902	939
Warrants for redeemable convertible preferred stock, at estimated fair value	—	1,604

Total liabilities	43,332	46,467

Redeemable convertible preferred stock	—	68,410

Stockholders’ equity (deficit):
Common stock	3	1
Additional paid-in capital	169,975	2,503
Accumulated deficit	(89,382)	(75,529)
Accumulated other comprehensive loss	11	3
Total stockholders’ equity (deficit)	80,607	(73,022)

Total liabilities and stockholders equity (deficit)	$123,939	$41,855

Rally Software Development Corp.

Condensed Consolidated Statements of Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2013	2012	2013	2012
Revenue:
Subscription and support	$14,888	$11,419	$42,481	$31,406
Perpetual license	1,055	1,252	4,419	4,270
Total product revenue	15,943	12,671	46,900	35,676

Professional services	2,936	2,078	7,824	5,677

Total revenue	18,879	14,749	54,724	41,353

Cost of revenue (1) (2):
Product	1,997	1,437	5,482	3,816
Professional services	2,577	1,880	6,786	5,296
Total cost of revenue	4,574	3,317	12,268	9,112

Gross profit	14,305	11,432	42,456	32,241

Operating expenses (1):
Sales and marketing	10,832	7,226	28,752	20,769
Research and development	5,167	4,153	15,297	10,697
General and administrative	4,008	2,739	11,644	7,592
Sublease termination income	—	—	—	(839)
Total operating expenses	20,007	14,118	55,693	38,219

Loss from operations	(5,702)	(2,686)	(13,237)	(5,978)

Other income (expense):
Interest and other income	42	11	91	43
Interest expense	—	(46)	(464)	(722)
Loss on foreign currency transactions and other gain (loss)	(87)	(30)	(111)	(75)

Loss before provision for income taxes	(5,747)	(2,751)	(13,721)	(6,732)
Provision for income taxes	39	—	133	—
Net loss	$(5,786)	$(2,751)	$(13,854)	$(6,732)

Net loss per share attributable to common stockholders, basic and diluted	$(0.24)	$(0.52)	$(0.76)	$(1.31)

Weighted average common shares outstanding, basic and diluted	24,398	5,314	18,239	5,153

(1) Includes stock-based compensation expense as follows:

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2013	2012	2013	2012
Cost of product revenue	$69	$4	$174	$11
Cost of professional services revenue	56	6	121	16
Sales and marketing	496	52	903	142
Research and development	362	62	988	127
General and administrative	433	131	864	394

	$1,416	$255	$3,050	$690

(2) Includes amortization expense of acquired intangible assets as follows:

Cost of product revenue	$131	$60	$410	$110

Rally Software Development Corp.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2013	2012	2013	2012
Cash flow from operating activities:
Net loss	$(5,786)	$(2,751)	$(13,854)	$(6,732)

Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	685	494	1,987	1,346
Noncash stock-based compensation expense	1,416	255	3,050	690
Noncash interest expense	—	44	462	719
Noncash sublease termination income	—	—	—	(839)
Other	—	(4)	1	(4)
Changes in operating assets and liabilities:
Accounts receivable	(653)	3,620	4,597	2,763
Other receivables	(106)	55	121	(61)
Prepaid and other current assets	401	56	(750)	(505)
Other assets	(48)	(62)	(273)	(120)
Accounts payable and accrued expenses	1,240	91	1,130	239
Deferred revenue	(2,478)	425	(4,503)	4,775
Other current liabilities	862	(399)	1,688	72
Deferred rent expense, net of current portion and other long-term liabilities	(13)	43	(35)	892
Restricted cash	(4,200)	—	(4,200)	—

Net cash provided by (used) in operating activities	(8,680)	1,867	(10,579)	3,235

Cash flow from investing activities:
Purchase of property and equipment	(586)	(872)	(3,264)	(1,576)
Proceeds from sale of property and equipment	—	4	—	9
Purchase of Agile Advantage, Inc. assets	—	—	—	(420)
Purchase of Flowdock Oy, net of cash received	—	—	(2,857)	—

Net cash (used) in investing activities	(586)	(868)	(6,121)	(1,987)

Cash flow from financing activities:
Proceeds from exercise of common stock options	54	39	463	133
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	89,838	—
Proceeds from follow-on public offering, net of underwriting discounts and commissions	—	—	5,884	—
Payments of offering costs	(606)	(1,136)	(2,259)	(1,199)
Payments on capital lease liabilities	—	(8)	—	(30)

Net cash provided by (used) in financing activities	(552)	(1,105)	93,926	(1,096)

Net increase in cash and cash equivalents during period	(9,818)	(106)	77,226	152

Cash and cash equivalents at beginning of period	104,653	19,710	17,609	19,452
Cash and cash equivalents at end of period	$94,835	$19,604	$94,835	$19,604

Rally Software Development Corp.

Statement of Operations GAAP to Non-GAAP Reconciliation

(unaudited, in thousands, except per share amounts)

	Three Months Ended
	October 31, 2013			October 31, 2012
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue:
Subscription and support	$14,888	$—	$14,888	$11,419	$—	$11,419
Perpetual license	1,055	—	1,055	1,252	—	1,252
Total product revenue	15,943	—	15,943	12,671	—	12,671

Professional services	2,936	—	2,936	2,078	—	2,078

Total revenue	18,879	—	18,879	14,749	—	14,749

Cost of revenue (1)(2):
Product	1,997	(200)	1,797	1,437	(64)	1,373
Professional services	2,577	(56)	2,521	1,880	(6)	1,874
Total cost of revenue	4,574	(256)	4,318	3,317	(70)	3,247

Gross profit	14,305	256	14,561	11,432	70	11,502

Operating expenses (1):
Sales and marketing	10,832	(496)	10,336	7,226	(52)	7,174
Research and development	5,167	(362)	4,805	4,153	(62)	4,091
General and administrative	4,008	(433)	3,575	2,739	(131)	2,608
Sublease termination income	—	—	—	—	—	—
Total operating expenses	20,007	(1,291)	18,716	14,118	(245)	13,873

Loss from operations	(5,702)	1,547	(4,155)	(2,686)	315	(2,371)

Other income (expense):
Interest and other income	42	—	42	11	—	11
Interest expense	—	—	—	(46)	—	(46)
Loss on foreign currency transactions and other gain (loss)	(87)	—	(87)	(30)	—	(30)

Loss before provision for income taxes	(5,747)	1,547	(4,200)	(2,751)	315	(2,436)
Provision for income taxes	39	—	39	—	—	—
Net loss	$(5,786)	$1,547	$(4,239)	$(2,751)	$315	$(2,436)

Net loss per share attributable to common stockholders, basic and diluted	$(0.24)	$0.07	$(0.17)	$(0.52)	$0.06	$(0.46)

Weighted average common shares outstanding, basic and diluted	24,398		24,398	5,314		5,314

(1) Adjustments include stock-based compensation expense

(2) Adjustment includes amortization expense of acquired intangible assets

Rally Software Development Corp.

Statement of Operations GAAP to Non-GAAP Reconciliation

(unaudited, in thousands, except per share amounts)

	Nine Months Ended
	October 31, 2013			October 31, 2012
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue:
Subscription and support	$42,481	$—	$42,481	$31,406	$—	$31,406
Perpetual license	4,419	—	4,419	4,270	—	4,270
Total product revenue	46,900	—	46,900	35,676	—	35,676

Professional services	7,824	—	7,824	5,677	—	5,677

Total revenue	54,724	—	54,724	41,353	—	41,353

Cost of revenue (1)(2):
Product	5,482	(584)	4,898	3,816	(121)	3,695
Professional services	6,786	(121)	6,665	5,296	(16)	5,280
Total cost of revenue	12,268	(705)	11,563	9,112	(137)	8,975

Gross profit	42,456	705	43,161	32,241	137	32,378

Operating expenses (1):
Sales and marketing	28,752	(903)	27,849	20,769	(142)	20,627
Research and development	15,297	(988)	14,309	10,697	(127)	10,570
General and administrative	11,644	(864)	10,780	7,592	(394)	7,198
Sublease termination income	—	—		(839)	—	(839)
Total operating expenses	55,693	(2,755)	52,938	38,219	(663)	37,556

Loss from operations	(13,237)	3,460	(9,777)	(5,978)	800	(5,178)

Other income (expense):
Interest and other income	91	—	91	43	—	43
Interest expense	(464)	—	(464)	(722)	—	(722)
Loss on foreign currency transactions and other gain (loss)	(111)	—	(111)	(75)	—	(75)

Loss before provision for income taxes	(13,721)	3,460	(10,261)	(6,732)	800	(5,932)
Provision for income taxes	133	—	133	—	—	—
Net loss	$(13,854)	$3,460	$(10,394)	$(6,732)	$800	$(5,932)

Net loss per share attributable to common stockholders, basic and diluted	$(0.76)	$0.19	$(0.57)	$(1.31)	$0.16	$(1.15)

Weighted average common shares outstanding, basic and diluted	18,239		18,239	5,153		5,153

(1) Adjustments include stock-based compensation expense

(2) Adjustment includes amortization expense of acquired intangible assets

Rally Software Development Corp.

Reconciliation of Total Revenue to Calculated Billings and

Days Sales Outstanding

(unaudited, in thousands except days sales outstanding)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2013	2012	2013	2012

Total revenue	$18,879	$14,749	$54,724	$41,353

Deferred revenue-
End of period	33,688	29,883	33,688	29,883
Beginning of period	(36,166)	(29,458)	(38,190)	(25,109)

Net change	(2,478)	425	(4,502)	4,774

Calculated billings	$16,401	$15,174	$50,222	$46,127

Accounts receivable	$11,721	$9,141

Days Sales Outstanding	65	55

Rally Software Development Corp.

Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of December 5, 2013. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included in the company’s public reports filed with the SEC, including the company’s prospectus dated July 24, 2013, the company’s Form 10-Q for the quarter ended July 31, 2013 filed on September 10, 2013 and the company’s Form 10-Q for the quarter ended October 31, 2013 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended January 31, 2014	Fiscal Year Ended January 31, 2014

Non-GAAP basic and diluted net loss per share	$(0.26) - $(0.24)	$(0.89) - $(0.85)

Stock-based compensation expense	$(0.05)	$(0.22)

Amortization of acquired intangible assets	$(0.01)	$(0.03)

GAAP basic and diluted net loss per share	$(0.32) - $(0.30)	$(1.14) - $(1.10)